KPMG LLP
Suite 1050
833 East Michigan Street
Milwaukee, WI 53202-5337

Report of Independent Registered Public Accounting Firm

To the the Board of Directors of Sentry Life Insurance company and the Contract Owners of Sentry Variable Life Account I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix, that comprise the Sentry Variable Life Account I (the Separate Account), as of the date listed in the Appendix, the related statement of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or periods indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years or periods indicated in Note 7. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 7, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account's auditor since 2007.

Milwaukee, Wisconsin
February 24, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:

Investments at fair value:

	Janus Henderson Series - Institutional Shares:
	Research Portfolio, 2,506 shares (cost $ 93,968)	$79,149
	Enterprise Portfolio, 65,009 shares (cost $ 4,545,541)	4,523,314
	Forty Portfolio, 4,824 shares (cost $ 199,658)	163,490
	Global Research Portfolio, 302 shares (cost $ 15,809)	15,094
	Balanced Portfolio, 6,714 shares (cost $ 230,921)	268,915

	T. Rowe Price Fixed Income Series, Inc.:
	Limited Term Bond Portfolio, 31,905 shares (cost $ 153,943)	146,443

	T. Rowe Price Equity Series, Inc.:
	Equity Income Portfolio, 10,271 shares (cost $ 286,569)	277,409
*	Moderate Allocation Portfolio, 50,101 shares (cost $ 1,018,445)	892,305

	T. Rowe Price International Series, Inc.:
	International Stock Portfolio, 909 shares (cost $ 13,232)	11,847

	Vanguard Variable Insurance Fund:
	Money Market Portfolio, 53,252 shares (cost $ 53,252)	53,252

	Accrued Dividends
	Money Market Portfolio	12

	Total Assets	6,431,230
	Total Liabilities	-

	Net Assets	$6,431,230

See accompanying notes to financial statements

*	Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2022

	Janus Henderson	Janus Henderson	Janus Henderson
	Research	Enterprise	Forty
Investment Income:
Dividends	$143	$9,495	$359

Expenses:
Mortality and expense risk charges	931	50,063	2,003

Net investment income (loss)	(788)	(40,568)	(1,644)

Realized gains (losses) on investments:
Realized net investment gain (loss)	4	160,817	7,051

Capital gain distributions received	15,935	768,021	29,055

Realized gain (loss) on investments and capital gain distributions, net	15,939	928,838	36,106

Unrealized appreciation (depreciation), net	(50,411)	(1,852,839)	(124,180)

Net increase (decrease) in net assets from operations	$(35,260)	$(964,569)	$(89,718)

	For the Year Ended December 31, 2022
	Janus Henderson
	Global	Janus Henderson
	Research	Balanced
Investment Income:
Dividends	$171	$3,557

Expenses:
Mortality and expense risk charges	171	2,992

Net investment income (loss)	-	565

Realized gains (losses) on investments:
Realized net investment gain (loss)	435	5,024

Capital gain distributions received	1,821	9,032

Realized gain (loss) on investments and capital gain distributions, net	2,256	14,056

Unrealized appreciation (depreciation), net	(6,249)	(71,449)

Net increase (decrease) in net assets from operations	$(3,993)	$(56,828)

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2022
			T. Rowe Price
	T. Rowe Price	T. Rowe Price	Limited Term
	Government Money **	Equity Income	Bond
Investment Income:
Dividends	$10	$5,277	$2,847

Expenses:
Mortality and expense risk charges	175	2,907	1,517

Net investment income (loss)	(165)	2,370	1,330

Realized gains (losses) on investments:
Realized net investment gain (loss)	-	272	(258)

Capital gain distributions received	-	14,355	232

Realized gain (loss) on investments and capital gain distributions, net	-	14,627	(26)

Unrealized appreciation (depreciation), net	-	(29,294)	(9,550)

Net increase (decrease) in net assets from operations	$(165)	$(12,297)	$(8,246)

	For the Year Ended December 31, 2022
		T. Rowe Price
	T. Rowe Price	International
	Moderate Allocation *	Stock
Investment Income:
Dividends	$15,093	$96

Expenses:
Mortality and expense risk charges	10,165	116

Net investment income (loss)	4,928	(20)

Realized gains (losses) on investments:
Realized net investment gain (loss)	(2,084)	(255)

Capital gain distributions received	18,391	290

Realized gain (loss) on investments and capital gain distributions, net	16,307	35

Unrealized appreciation (depreciation), net	(240,785)	(1,504)

Net increase (decrease) in net assets from operations	$(219,550)	$(1,489)

See accompanying notes to financial statements

* Formerly T. Rowe Personal Strategy Balanced Portfolio

** T. Rowe Price Government Money's shares were terminated on April 28, 2022 (liquidation). The Statement of Operations is from January 1, 2022 through April 28, 2022 (liquidation).

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Vanguard
Money Market *
Investment Income:
Dividends	$775

Expenses:
Mortality and expense risk charges	363

Net investment income (loss)	412

Realized gains (losses) on investments:
Realized net investment gain (loss)	-

Capital gain distributions received	-

Realized gain (loss) on investments and capital gain distributions, net	-

Unrealized appreciation (depreciation), net	-

Net increase (decrease) in net assets from operations	$412

See accompanying notes to financial statements

* Vanguard Money Market's shares became available for investment on February 2, 2022 (inception). The Statement of Operations is from February 2, 2022 (inception) through December 31, 2022

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31

	Janus Henderson		Janus Henderson		Janus Henderson
	Research		Enterprise		Forty
	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(788)	$(1,247)	$(40,568)	$(41,499)	$(1,644)	$(3,125)

Realized gains (losses) on investments	15,939	83,070	928,838	825,065	36,106	153,004

Unrealized appreciation (depreciation), net	(50,411)	(57,829)	(1,852,839)	31,078	(124,180)	(87,331)

Net increase (decrease) in net assets from operations	(35,260)	23,994	(964,569)	814,644	(89,718)	62,548

Contract transactions:
Purchase payments	2,427	2,600	143,429	134,048	1,961	2,615

Transfers between subaccounts, net	-	-	(46,013)	-	(18,549)	-

Withdrawals and surrenders	-	(202,542)	(156,344)	(491,970)	-	(285,511)

Monthly deductions	(3,305)	(3,266)	(206,600)	(215,153)	(9,670)	(9,119)

Policy loans	52	231	(52,208)	1,749	45	(745)

Net increase (decrease) in net assets derived from contract transactions	(826)	(202,977)	(317,736)	(571,326)	(26,213)	(292,760)

Total increase (decrease) in net assets	(36,086)	(178,983)	(1,282,305)	243,318	(115,931)	(230,212)

Net assets at beginning of year	115,235	294,218	5,805,619	5,562,301	279,421	509,633

Net assets at end of year	$79,149	$115,235	$4,523,314	$5,805,619	$163,490	$279,421

	For the Years Ended December 31
	Janus Henderson		Janus Henderson
	Global Research		Balanced
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$(131)	$565	$(466)

Realized gains (losses) on investments	2,256	5,034	14,056	11,594

Unrealized appreciation (depreciation), net	(6,249)	(1,515)	(71,449)	34,426

Net increase (decrease) in net assets from operations	(3,993)	3,388	(56,828)	45,554

Contract transactions:
Purchase payments	738	874	7,556	7,781

Transfers between subaccounts, net	-	-	6,913	(1)

Withdrawals and surrenders	-	(7,952)	-	(8,190)

Monthly deductions	(1,523)	(1,430)	(14,707)	(12,997)

Policy loans	71	209	-	-

Net increase (decrease) in net assetsderived from contract transactions	(714)	(8,299)	(238)	(13,407)

Total increase (decrease) in net assets	(4,707)	(4,911)	(57,066)	32,147

Net assets at beginning of year	19,801	24,712	325,981	293,834

Net assets at end of year	$15,094	$19,801	$268,915	$325,981

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31
	T. Rowe Price		T. Rowe Price		T. Rowe Price
	Government Money **		Equity Income		Limited Term Bond
	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(165)	$(546)	$2,370	$1,357	$1,330	$360

Realized gains (losses) on investments	-	-	14,627	20,403	(26)	931

Unrealized appreciation (depreciation), net	-	-	(29,294)	32,255	(9,550)	(2,464)

Net increase (decrease) in net assets from operations	(165)	(546)	(12,297)	54,015	(8,246)	(1,173)

Contract transactions:
Purchase payments	886	3,101	3,371	3,571	7,242	6,386

Transfers between subaccounts, net	(51,387)	-	16,831	-	26,335	-

Withdrawals and surrenders	-	-	-	-	-	-

Monthly deductions	(1,366)	(3,873)	(6,259)	(5,415)	(5,872)	(5,084)

Policy loans	-	(17)	293	(489)	-	-

Net increase (decrease) in net assets derived from contract transactions	(51,867)	(789)	14,236	(2,333)	27,705	1,302

Total increase (decrease) in net assets	(52,032)	(1,335)	1,939	51,682	19,459	129

Net assets at beginning of year	52,032	53,367	275,470	223,788	126,984	126,855

Net assets at end of year	$0	$52,032	$277,409	$275,470	$146,443	$126,984

	For the Years Ended December 31
	T. Rowe Price		T. Rowe Price
	Moderate Allocation *		International Stock
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,928	$(1,048)	$(20)	$(62)

Realized gains (losses) on investments	16,307	144,500	35	1,234

Unrealized appreciation (depreciation), net	(240,785)	(38,587)	(1,504)	(983)

Net increase (decrease) in net assets from operations	(219,550)	104,865	(1,489)	189

Contract transactions:
Purchase payments	37,173	35,237	341	384

Transfers between subaccounts, net	6,913	1	5,479	-

Withdrawals and surrenders	160	(193,033)	-	(3,223)

Monthly deductions	(84,852)	(80,532)	(667)	(638)

Policy loans	239	4,246	237	397

Net increase (decrease) in net assetsderived from contract transactions	(40,367)	(234,081)	5,390	(3,080)

Total increase (decrease) in net assets	(259,917)	(129,216)	3,901	(2,891)

Net assets at beginning of year	1,152,222	1,281,438	7,946	10,837

Net assets at end of year	$892,305	$1,152,222	$11,847	$7,946

See accompanying notes to financial statements

* Formerly T. Rowe Personal Strategy Balanced Portfolio
** T. Rowe Price Government Money's shares were terminated on April 28, 2022 (liquidation). The Statement of Changes in Net Assets is from January 1, 2022 through April 28, 2022 (liquidation).

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31

	Vanguard
	Money Market *
	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$412	$-

Realized gains (losses) on investments	-	-

Unrealized appreciation (depreciation), net	-	-

Net increase (decrease) in net assets from operations	412	-

Contract transactions:
Purchase payments	2,449	-

Transfers between subaccounts, net	53,479	-

Withdrawals and surrenders	-	-

Monthly deductions	(3,055)	-

Policy loans	(20)	-

Net increase (decrease) in net assets derived from contract transactions	52,853	-

Total increase (decrease) in net assets	53,265	-

Net assets at beginning of year	0	0

Net assets at end of year	$53,265	$-

See accompanying notes to financial statements

* Vanguard Money Market's shares became available for investment on February 2, 2022 (inception). The Statement of Changes in Net Assets is from February 2, 2022 (inception) through December 31, 2022.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2022 and 2021

1.	Organization

The Sentry Variable Life Account I (the Variable Life Account) is a segregated investment account of Sentry Life Insurance Company (the Company), which is a stock company 100% owned by Sentry Insurance Company (SIC), formerly Sentry Insurance a Mutual Company (SIAMCO), and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.  The Variable Life Account is an accounting entity wherein all segregated account transactions are reflected.

Effective January 1, 2021 (the effective date), SIAMCO reorganized its corporate structure (the reorganization).  On the effective date and as part of the reorganization, SIAMCO converted to SIC, a stock insurer.  SIC is 100% owned by Sentry Holdings, Inc., an intermediate holding company, which is 100% owned by Sentry Mutual Holding Company.  The reorganization did not have a material impact on the Company or the Variable Life Account's financial statements.

The Variable Life Account was established by the Company on February 12, 1985 in support of the variable life insurance contracts, and commenced operations on January 13, 1987.  The Company discontinued new sales of the variable life insurance contracts on October 13, 2003.  Management of the Company has determined that there is no justification for substantial doubt regarding the Variable Life Account's ability to continue as a going concern.

The assets of each subaccount of the Variable Life Account are invested in shares of corresponding portfolios of Janus Henderson Series - Institiutional Shares, T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc., and Vanguard Variable Insurance Fund (collectively, the Funds) at each portfolio's net asset value (NAV) in accordance with the selection made by policy owners.

The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940.  A copy of the Funds' annual reports is included in the Variable Life Account's Annual Report.

The Variable Life Account meets the definition of an investment company under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 and is following the accounting and reporting guidance under that Topic.

During 2022, a new fund offering was provided to policyholders, Vanguard Money Market Portfolio. Since this subaccount has an inception date in 2022, the financial statements are as of December 31, 2022 and for the period from inception date of February 2, 2022 to December 31, 2022.

Further, during the year a fund offering was terminated, T. Rowe Price Government Money Portfolio. Since this subaccount was liquidated during 2022, the financial statements are for the period of January 1, 2022 to the liquidation date of April 28, 2022.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of Investments

Investments in shares of each of the Funds are valued on the closing net asset value per share at December 31, 2022. The Funds value their investment securities at fair value.

Policy Loans

Variable life insurance contract owners (policyholders) may obtain loans from the Company.  The maximum loan amount is 90% of the policyholders' contract cash value minus any applicable surrender charge.

Securities Transactions and Investment Income

Transactions in shares of the Funds are recorded on the trade date if received by 3:00 p.m. central standard time (the date the order to buy and sell is executed).  Dividend income is recorded on the ex-dividend date.  The cost of Fund shares sold and the corresponding investment gains and losses are determined on the basis of specific identification.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2022 and 2021

2.		Significant Accounting Policies (continued)

		Federal Income Taxes

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Life Account are part of the total operations of the Company and are not taxed as a separate entity.

		Under Federal income tax law, net investment income and net realized investment gains of the Variable Life Account which are applied to increase net assets are not taxed.

		Subsequent Events

In connection with the preparation of the financial statements, the Company evaluated subsequent events after the financial statement date of December 31, 2022 through February 24, 2023, the date the financial statements were issued. No significant subsequent events were identified.

3.		Purchases and Sales of Securities

		in 2022, purchases and proceeds on sales of the Funds' shares were as follows:

				Proceeds
			Purchases	on Sales
		Janus Henderson Research Portfolio	$18,651	$4,330
		Janus Henderson Enterprise Portfolio	958,681	548,963
		Janus Henderson Forty Portfolio	31,569	30,371
		Janus Henderson Global Research Portfolio	2,923	1,816
		Janus Henderson Balanced Portfolio	27,059	17,700
	**	T. Rowe Price Government Money Portfolio	896	52,928
		T. Rowe Price Limited Term Bond Portfolio	36,657	7,390
		T. Rowe Price Equity Income Portfolio	40,193	9,233
	*	T. Rowe Price Moderate Allocation Portfolio	79,803	96,850
		T. Rowe Price International Stock Portfolio	6,555	894
	**	Vanguard Money Market Portfolio	56,691	3,439
		Total	$1,259,678	$773,914

		In 2021, purchases and proceeds on sales of the Funds' shares were as follows:

				Proceeds
			Purchases	on Sales
		Janus Henderson Research Portfolio	$8,351	$207,258
		Janus Henderson Enterprise Portfolio	628,050	769,252
		Janus Henderson Forty Portfolio	34,297	298,827
		Janus Henderson Global Research Portfolio	2,175	9,726
		Janus Henderson Balanced Portfolio	12,923	24,418
		T. Rowe Price Government Money Portfolio	3,106	4,440
		T. Rowe Price Limited Term Bond Portfolio	8,849	6,414
		T. Rowe Price Equity Income Portfolio	27,130	8,983
	*	T. Rowe Price Moderate Allocation Portfolio	159,709	288,222
		T. Rowe Price International Stock Portfolio	1,473	4,080
		Total	$886,063	$1,621,620

	*	Formerly T. Rowe Personal Strategy Balanced Portfolio
	**
The purchases and proceeds on sales activity for T. Rowe Price Government Money Portfolio was for the period from January 1, 2022 through April 28, 2022 (liquidation) and the activity for Vanguard Money Market Portfolio was for the period February 2, 2022 (inception) through December 31, 2022.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2022 and 2021

4.	Expenses and Related Party Transactions

A mortality and expense risk premium and a death benefit guarantee risk charge are deducted by the Company from the Variable Life Account on a daily basis which is equal, on an annual basis, to 1.05% (0.90% mortality and expense risk and 0.15% death benefit guarantee risk charge) of the daily net asset value of the Variable Life Account.  These charges compensate the Company for assuming these risks under the variable life contract.

At the beginning of each policy month, the Company makes a deduction, per contract holder, from the cash value of the policy by canceling accumulation units.  This deduction consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month and a $5 monthly administrative fee.  The administrative fee reimburses the Company for the administration expenses relating to the issuance and maintenance of the contract and is included along with the cost of the insurance policy in monthly deductions on the Statement of Changes in Net Assets.

The Company deducts a front-end sales expense charge of 5.0% from each premium payment.  A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge, which is reported through withdrawals and surrenders on the Statements of Changes in Net Assets, will be reduced during the first 9 contract years until it reaches zero in the 10th contract year.

The Company deducts from each premium payment the amount of premium taxes levied by any state or government entity. Premiums taxes up to 3.5% are imposed by certain states.

Sentry Equity Services, Inc., a related party, acts as the underwriter for the contract.

5.	Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Variable Life Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets recorded at fair value as follows:

Level 1 - Unadjusted quoted prices accessible in active markets for identical assets at the measurement date.  The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

Level 2 - Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally  from or corroborated by observable market data through correlation or other means.  The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products. These funds have no unfunded commitments or restrictions and the Variable Life Account always has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2022:

		Level 1	Level 2	Level 3	Total
	Variable Life Account Investments	-	$ 6,431,218	-	$ 6,431,218

The Variable Life Account only invests in funds with fair value measurements in Level 2 and did not have any assets or liabilities reported at fair value on a nonrecurring basis.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2022 and 2021

6.		Changes in Units Outstanding

		The changes in units outstanding for the year ended December 31, 2022 were as follows:

			Units	Units	Net Increase
			Issued	Redeemed	(Decrease)
		Janus Henderson Research Portfolio	113	151	(38)
		Janus Henderson Enterprise Portfolio	1,456	3,919	(2,463)
		Janus Henderson Forty Portfolio	56	645	(589)
		Janus Henderson Global Research Portfolio	62	110	(48)
		Janus Henderson Balanced Portfolio	397	419	(22)
	**	T. Rowe Price Government Money Portfolio	49	2,897	(2,848)
		T. Rowe Price Limited Term Bond Portfolio	1,176	211	965
		T. Rowe Price Equity Income Portfolio	508	158	350
	*	T. Rowe Price Moderate Allocation Portfolio	491	930	(439)
		T. Rowe Price International Stock Portfolio	412	53	359
	**	Vanguard Money Market Portfolio	5,592	307	5,285

		The changes in units outstanding for the year ended December 31, 2021 were as follows:

			Units	Units	Net Increase
			Issued	Redeemed	(Decrease)
		Janus Henderson Research Portfolio	108	8,056	(7,948)
		Janus Henderson Enterprise Portfolio	987	5,174	(4,187)
		Janus Henderson Forty Portfolio	61	6,570	(6,509)
		Janus Henderson Global Research Portfolio	70	572	(502)
		Janus Henderson Balanced Portfolio	209	574	(365)
		T. Rowe Price Government Money Portfolio	170	212	(42)
		T. Rowe Price Limited Term Bond Portfolio	219	174	45
		T. Rowe Price Equity Income Portfolio	99	161	(62)
	*	T. Rowe Price Moderate Allocation Portfolio	388	2,601	(2,213)
		T. Rowe Price International Stock Portfolio	49	216	(167)

	*	Formerly T. Rowe Personal Strategy Balanced Portfolio
	**
The units issued and units redeemed activity for T. Rowe Price Government Money Portfolio was for the period from January 1, 2022 through April 28, 2022 (liquidation) and the activity for Vanguard Money Market Portfolio was for the period February 2, 2022 (inception) through December 31, 2022.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2022 and 2021

7.		Financial Highlights

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2022 is as follows:

						Expenses	Income
						as a % of	as a % of
				Net Assets		Average	Average
				Unit		Net	Net	Total
			Units	Value	(000's)	Assets #	Assets	Return ****
		Janus Henderson Research Portfolio	3,857	$20.52	$79	1.05%	0.16%	(30.63)%
		Janus Henderson Enterprise Portfolio	36,435	124.15	4,523	1.05	0.20	(16.82)
		Janus Henderson Forty Portfolio	4,755	34.38	163	1.05	0.19	(34.25)
		Janus Henderson Global Research Portfolio	1,045	14.44	15	1.05	1.06	(20.26)
		Janus Henderson Balanced Portfolio	8,032	33.48	269	1.05	1.25	(17.28)
	**	T. Rowe Price Government Money Portfolio	-	18.21	-	1.05	0.02	(0.32)
		T. Rowe Price Limited Term Bond Portfolio	5,339	27.43	146	1.05	1.96	(5.51)
		T. Rowe Price Equity Income Portfolio	6,960	39.86	277	1.05	1.90	(4.35)
	*	T. Rowe Price Moderate Allocation Portfolio	10,039	88.88	892	1.05	1.57	(19.17)
		T. Rowe Price International Stock Portfolio	813	14.58	12	1.05	0.86	(16.70)
	***	Vanguard Money Market Portfolio	5,285	10.08	53	1.05	1.67	0.79

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2021 is as follows:

						Expenses	Income
						as a % of	as a % of
				Net Assets		Average	Average
				Unit		Net	Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	3,895	$29.58	$115	1.05%	0.08%	19.08%
		Janus Henderson Enterprise Portfolio	38,898	149.25	5,806	1.05	0.32	15.61
		Janus Henderson Forty Portfolio	5,344	52.29	279	1.05	-	21.62
		Janus Henderson Global Research Portfolio	1,093	18.11	20	1.05	0.46	16.85
		Janus Henderson Balanced Portfolio	8,054	40.47	326	1.05	0.90	15.97
		T. Rowe Price Government Money Portfolio	2,848	18.27	52	1.05	0.01	(1.04)
		T. Rowe Price Limited Term Bond Portfolio	4,374	29.03	127	1.05	1.33	(0.92)
		T. Rowe Price Equity Income Portfolio	6,609	41.68	275	1.05	1.58	24.24
	*	T. Rowe Price Moderate Allocation Portfolio	10,478	109.97	1,152	1.05	0.97	8.91
		T. Rowe Price International Stock Portfolio	454	17.50	8	1.05	0.47	0.25

	#	Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

	*	Formerly T. Rowe Personal Strategy Balanced Portfolio
	**	T. Rowe Government Money's funds were terminated on April 28, 2022.
	***	Vanguard Money Market's funds became available for investment on February 2, 2022.
	****	Total return is not annualized if the underlying fund was initially added and funded or terminated during the period presented.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2022 and 2021

7.		Financial Highlights (continued)

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2020 is as follows:

						Expenses	Income
						as a % of	as a % of
				Net Assets		Average	Average
				Unit		Net	Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	11,843	$24.84	$294	1.05%	0.41%	31.57%
		Janus Henderson Enterprise Portfolio	43,085	129.10	5,562	1.05	0.07	18.22
		Janus Henderson Forty Portfolio	11,853	43.00	510	1.05	0.27	37.95
		Janus Henderson Global Research Portfolio	1,595	15.50	25	1.05	0.73	18.80
		Janus Henderson Balanced Portfolio	8,419	34.90	294	1.05	1.74	13.12
		T. Rowe Price Government Money Portfolio	2,890	18.46	53	1.05	0.26	(0.80)
		T. Rowe Price Limited Term Bond Portfolio	4,329	29.30	127	1.05	1.96	3.62
		T. Rowe Price Equity Income Portfolio	6,671	33.55	224	1.05	2.38	0.11
	*	T. Rowe Price Moderate Allocation Portfolio	12,691	100.97	1,281	1.05	1.38	13.34
		T. Rowe Price International Stock Portfolio	621	17.46	11	1.05	0.59	13.25

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2019 is as follows:

						Expenses	Income
						as a % of	as a % of
				Net Assets		Average	Average
				Unit		Net	Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	12,169	$18.88	$230	1.05%	0.45%	34.12%
		Janus Henderson Enterprise Portfolio	47,715	109.20	5,211	1.05	0.20	34.09
		Janus Henderson Forty Portfolio	12,204	31.17	380	1.05	0.15	35.75
		Janus Henderson Global Research Portfolio	2,164	13.04	28	1.05	1.00	27.71
		Janus Henderson Balanced Portfolio	10,639	30.85	328	1.05	1.91	21.32
		T. Rowe Price Government Money Portfolio	3,314	18.61	62	1.05	1.70	0.66
		T. Rowe Price Limited Term Bond Portfolio	4,273	28.28	121	1.05	2.39	3.26
		T. Rowe Price Equity Income Portfolio	8,087	33.51	271	1.05	2.32	25.09
	*	T. Rowe Price Moderate Allocation Portfolio	15,517	89.08	1,382	1.05	1.95	18.56
		T. Rowe Price International Stock Portfolio	647	15.41	10	1.05	2.46	26.45

	#	Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

	*	Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2022 and 2021

7.		Financial Highlights (continued)

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2018 is as follows:

						Expenses	Income
						as a % of	as a % of
				Net Assets		Average	Average
				Unit		Net	Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	12,738	$14.08	$179	1.05%	0.55%	(3.60)%
		Janus Henderson Enterprise Portfolio	49,075	81.44	3,997	1.05	0.24	(1.46)
		Janus Henderson Forty Portfolio	12,503	22.96	287	1.05	-	0.91
		Janus Henderson Global Research Portfolio	2,172	10.21	22	1.05	1.14	(7.85)
		Janus Henderson Balanced Portfolio	10,914	25.43	278	1.05	2.15	(0.37)
		T. Rowe Price Government Money Portfolio	3,347	18.49	62	1.05	1.32	0.26
		T. Rowe Price Limited Term Bond Portfolio	4,228	27.38	116	1.05	2.02	0.12
		T. Rowe Price Equity Income Portfolio	8,146	26.79	218	1.05	2.03	(10.45)
		T. Rowe Price Personal Strategy Balanced Portfolio	16,088	75.14	1,209	1.05	1.74	(6.07)
		T. Rowe Price International Stock Portfolio	653	12.19	8	1.05	0.83	(15.11)

	#	Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

8.		Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. The Variable Life Account intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate action to assure compliance.

KPMG LLP
Suite 1050
833 East Michigan Street
Milwaukee, WI 53202-5337

Independent Auditors' Report

The Board of Directors
Sentry Life Insurance Company:

Opinions

We have audited the financial statements of Sentry Life Insurance Company (the Company), which comprise the statutory balance sheets as of December 31, 2022 and 2021, and the related statutory statements of operations and changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

KPMG

control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedule - selected financial data, supplemental summary investment schedule, and supplemental investment risks interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Office of the Commissioner of Insurance of the State of Wisconsin. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing

2

KPMG

procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Milwaukee, Wisconsin
March 1, 2023

3

Sentry Life Insurance Company
Statutory Balance Sheets

December 31		2022		2021
(Thousands)				
Assets				
Cash and investments:				
Bonds	$	2,590,274	$	2,635,810
Investment in subsidiary		10,375		10,049
Policy loans		8,626		8,913
Receivables for securities		11		98
Cash and cash equivalents		25,123		28,143
Total cash and investments		2,634,409		2,683,013
Accrued investment income		34,508		35,113
Premiums deferred and uncollected		7,063		6,964
Deferred tax assets		4,775		5,334
Other assets		3,639		2,884
Separate account assets		5,893,227		7,124,178
Total admitted assets	$	8,577,621	$	9,857,486

(Continued)

4

Sentry Life Insurance Company

Statutory Balance Sheets

December 31	2022	2021
(Thousands)		
Liabilities		
Future policy benefits:		
Life	$ 222,427	$ 223,271
Accident and health	3,132	3,608
Annuity	2,025,631	2,091,673
Policy and contract claims:		
Life	2,993	3,249
Accident and health	21	28
Premium and other deposit funds	2,150	2,355
Other policyholder funds	627	903
Accounts payable and other liabilities	12,968	10,439
Current federal income tax payable	9,591	17,414
Payable to parent, subsidiaries, and affiliates	21,455	25,450
Asset valuation reserve	14,086	11,008
Interest maintenance reserve	9,052	9,707
Separate account liabilities	5,892,399	7,123,249
Total liabilities	8,216,532	9,522,354
Capital Stock and Surplus:		
Capital stock, $10 par value. Authorized, 400,000 shares; issued and outstanding, 316,178 shares	3,162	3,162
Paid-in surplus	43,719	43,719
Unassigned surplus	314,208	288,251
Total capital stock and surplus	361,089	335,132
Total liabilities, capital stock, and surplus	$ 8,577,621	$ 9,857,486

See accompanying notes to statutory financial statements.

5

Sentry Life Insurance Company
Statutory Statements of Operations and Changes in Capital and Surplus

Years Ended December 31 (Thousands)		2022		2021
Revenues:				
Premiums and annuity considerations	$	881,068	$	862,009
Commissions and expense allowances on reinsurance ceded		1,998		1,883
Net investment income		129,679		136,444
Other income		33,782		37,218
Total revenues		1,046,527		1,037,554
Benefits and Expenses:				
Policyholder benefits and fund withdrawals		937,514		953,414
Increase (decrease) in future policy benefits and other reserves		(67,295)		(83,469)
Commissions		9,294		10,213
Other expenses		49,992		49,101
Transfers to (from) separate accounts, net		77,703		65,420
Total benefits and expenses		1,007,208		994,679
Income before federal income tax expense (credit) and net realized gains (losses) on investments		39,319		42,875
Federal income tax expense (credit), less tax on net realized gains (losses) and transfers to the IMR		(675)		3,639
Income before net realized gains (losses) on investments		39,994		39,236
Net realized gains (losses), net of tax		(649)		(904)
Net income	$	39,345	$	38,332
Changes in Capital and Surplus:				
Capital stock, beginning and end of year	$	3,162	$	3,162
Paid-in surplus, beginning and end of year		43,719		43,719
Unassigned surplus:				
Balance January 1		288,251		276,904
Prior period adjustment		—		(13,503)
Balance January 1, adjusted		288,251		263,401
Net income		39,345		38,332
Change in nonadmitted assets		(236)		519
Change in asset valuation reserve		(3,078)		(3,206)
Change in deferred income tax		(324)		(587)
Change in separate accounts surplus		(76)		31
Change in net unrealized gains and losses on investments		326		(239)
Dividend to stockholder		(10,000)		(10,000)
Balance at end of year		314,208		288,251
Total capital stock and surplus at end of year	$	361,089	$	335,132

See accompanying notes to statutory financial statements.

6

Sentry Life Insurance Company
Statutory Statements of Cash Flow

Years Ended December 31 (Thousands)		2022		2021
Operating Activities:				
Premiums and annuity considerations	$	880,970	$	862,183
Net investment income received		134,918		141,674
Other income received		35,780		39,101
Benefits and loss-related payments		(938,571)		(956,377)
Commissions and expenses paid		(59,442)		(59,224)
Net transfers to (from) separate accounts		(77,694)		(65,420)
Federal income taxes recovered (paid)		(7,924)		16,321
Net cash provided (utilized) by operating activities		(31,963)		(21,742)
Investment Activities:				
Proceeds from investments sold, matured, or repaid:				
Bonds		250,229		165,799
Stocks		—		21
Cost of investments acquired:				
Bonds		(217,703)		(139,323)
Other		86		(2,763)
Net decrease in policy loans		287		969
Net cash provided (utilized) by investment activities		32,899		24,703
Financing Activities:				
Net deposits (withdrawls) on deposit-type contracts and other insurance liabilities		(205)		(140)
Dividend to stockholder		(2,151)		(84)
Other net cash provided (applied)		(1,600)		(2,637)
Net cash utilized by financing activities		(3,956)		(2,861)
Change in cash and cash equivalents		(3,020)		100
Cash and Cash Equivalents:				
Beginning of year		28,143		28,043
End of year	$	25,123		28,143
Non-cash transactions				
Dividends to stockholder	$	7,849	$	9,916
Exchanges of bonds	$	8,975	$	37,352

See accompanying notes to statutory financial statements.

7

Sentry Life Insurance Company notes to statutory financial statements

Note 1 Basis of presentation

Sentry Life Insurance Company (the Company) is a wholly owned subsidiary of Sentry Insurance Company (SIC). The Company writes insurance products in all states except New York primarily through direct writers who market the Company's individual life insurance, individual annuity, and group annuity products. The Company also uses third-party administrators and general agents to administer its group life, health, and accident products. The Company owns 100 percent of Sentry Life Insurance Company of New York (SLONY), which writes individual life insurance, individual annuity, and group annuity products in New York.

Effective January 1, 2021 (the effective date), SIC reorganized its corporate structure (the reorganization). As part of the reorganization, SIC created Sentry Mutual Holding Company (SMHC), which owns 100% of Sentry Holdings, Inc. (SHI), an intermediate holding company created on the effective date. SHI owns 100% of SIC, the stock insurer into which Sentry Insurance a Mutual Company (SIAMCO) was converted. The reorganization did not have a material impact to SIC's financial statements.

The Company maintains its accounts in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. The Company is required to prepare its statutory financial statements in accordance with the National Association of Insurance Commissioners (NAIC's) *Accounting Practices and Procedures Manual* (*AP&P Manual*), subject to any deviations prescribed or permitted by the OCI. The Company does not have any prescribed or permitted practices as of December 31, 2022.

8

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies

Investments

Investment securities are valued in accordance with the NAIC as follows: Bonds are generally stated at amortized cost using the interest method, except bonds that are defined by the NAIC as NAIC 6, which are stated at the lower of amortized cost or fair value. Under U.S. generally accepted accounting principles (GAAP), bonds are categorized based on positive intent as "trading securities" (reported at fair value, with changes in fair value reported in net income), "available for sale" securities (reported at fair value, with changes in fair value reported in equity), or "held to maturity" securities (reported at amortized cost).

Common stock of the Company's investment in SLONY is carried at its underlying audited statutory capital and surplus. The change in SLONY's underlying equity between years is reflected as a change in unrealized gains (losses). Under GAAP, SLONY's financial statements would be consolidated with the Company. Policy loans are carried at the aggregate of unpaid principal balances plus the accrued interest and are not in excess of the cash surrender value of the related policies. Cash equivalents are carried at fair value.

As allowed by the NAIC, cash pools that hold cash, cash equivalents, and short-term investments are allowed to be reported as cash equivalents when domiciliary regulator approval is received and all of the following criteria are met: investments held by the pool are limited to non-affiliated investments, members may withdraw contributions at any time, ownership interests are proportional to cash contributed, all interests in the pool are of the same class, with equal rights, preferences, and privileges, the liability of the participants' debts and obligations in the pool are limited to the participant's contributions, and no participant shall be obligated to contribute money for any reason other than to participate in the pool's investments. The Sentry Liquid Asset Partnership (SLAP) qualifies as a cash pool under this guidance and is reported as a cash equivalent. Under GAAP, this investment would be required to be shown as a partnership investment.

As prescribed by the NAIC, an Asset Valuation Reserve (AVR) is maintained for life insurance company investments. The AVR mitigates fluctuations in the values of invested assets. Changes in the AVR are included in policyholders' surplus. An AVR is not allowed for GAAP purposes.

Realized capital gains and losses on life insurance company bonds attributable to interest rate changes are deferred in the Interest Maintenance Reserve (IMR), net of tax. The IMR adjusts the impact of realized gains and losses on surplus by deferring realized gains and losses and amortizing them into investment income over the approximate remaining lives of the investments sold. An IMR is not allowed for GAAP purposes.

Fair value adjustments for securities carried at fair value are charged to surplus as unrealized gains (losses) on investments net of any related deferred tax. Realized gains and losses are determined on the specific-identification method and are presented in the accompanying statutory statements of operations net of federal income tax, after adjustments for the IMR. Realized investment gains and losses also include valuation adjustments for impairment of bonds with a decline in value that management considers to be other-than-temporary. In determining whether impairments are other-than-temporary, the Company considers the size and duration of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, and the credit quality of the issuer of bonds. When it is determined that an investment is other-than-temporarily-impaired, the Company writes the carrying value down to the fair value and recognizes a realized loss. For loan-backed and structured securities only, the determination of other-than-temporary impairment is measured based on an estimate of the noninterest loss based on the present value of future cash flows, which is recognized in operations. Such impairments result in the establishment of a new cost basis for these assets for book purposes. Under GAAP, an expected credit loss model is used, which requires recognition of expected credit losses through an allowance.

Investment income is recorded when earned. Income on loan-backed and structured securities is recognized using an effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment income earned on the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

9

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

Separate accounts

The Company issues group annuity contracts that include the option of placing deposits received in connection with these contracts in separate accounts. The Company also issued variable annuity contracts and variable universal life contracts that required deposits to be placed in separate accounts, sales of both products had ceased by the end of 2004. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Separate account assets, consisting of mutual funds, common stocks, and long-term bonds are reported at fair value and include the Company's interest in the separate accounts (seed money). Liabilities relating to contract holders are generally recorded at amounts equal to assets, but a contra liability is recorded to adjust separate account liabilities to amounts computed using applicable statutory reserving tables. Separate account premium deposits, benefit expenses, and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets accrue directly to contract holders and therefore are not included in the Company's statutory statements of operations. The Company's seed money investment, including appreciation or depreciation, is reflected in capital stock and surplus through recognition of surplus in the separate accounts.

Nonadmitted assets

For statutory accounting purposes, certain assets designated as "nonadmitted" (principally deferred income tax assets and prepaid expenses) have been excluded from the balance sheets and charged to surplus. Under GAAP, such assets would be recognized at net realizable value. There were $2.1 million and $1.9 million of nonadmitted assets at December 31, 2022 and December 31, 2021, respectively.

Policy benefits

Liabilities for life insurance policies are computed using methods, mortality and morbidity tables, and interest rates that conform to the valuation laws of the State of Wisconsin. The liabilities are primarily calculated on a modified reserve basis. The effect of using a modified reserve basis partially offsets the effect of immediately expensing acquisition costs by providing a policy benefit reserve increase in the first policy year that is less than the reserve increase in renewal years. Future policy benefits for life policies and contracts were primarily determined using the NAIC's reserve valuation method with interest rates ranging from zero to 6.00 percent. Additional statutory premium deficiency reserves are established when the valuation net premium exceeds the gross premium.

Future policy benefits for annuity contracts, primarily for individual and group deferred annuities, were primarily determined using the NAIC's annuity reserve valuation method with interest rates ranging from 1.00 to 11.25 percent. Reserves are established using the larger of the benefit amount calculated using the NAIC's method or the cash surrender value.

Future accident and health group reserves consist predominantly of long-term disability reserves representing the present value of amounts not yet due calculated using standard disability tables and various interest rates.

Reserves for deposit-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future payments when such payments are guaranteed.

Under GAAP, traditional life reserves would be computed using mortality, withdrawal, interest rate, and expense assumptions that are based on Company experience and locked in at issue, including a provision for adverse deviation. Reserves for universal life-type and investment contracts (deposit-type contracts) would generally be based on the contract account value.

Revenue and expense recognition

Premiums for annuity contracts are recognized when received. Premiums for traditional life insurance policies and limited payment contracts are recognized as income on the policy anniversary date. Amounts collected on policies that do not subject the Company to any risks arising from policyholder mortality or morbidity (deposit contracts), such as supplementary contracts without life contingencies, are recorded as increases to policyholder account balances. Revenues for these policies consists of net investment income and policy charges. Under GAAP, revenue on contracts without significant mortality or longevity risk (investment contracts) would be accounted for similar to deposit contracts.

10

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

The Company has no direct employees and does not own equipment. It utilizes services provided by employees and equipment of SIC and occupies space in SIC's office building. Accordingly, the Company participates in an intercompany administrative services agreement with certain affiliated companies. Expenses of the Company consist of direct charges incurred and an allocation of expenses (principally salaries, salary-related items, rent, and data processing services) between certain affiliated companies. The Company recognized expenses of $52.9 million and $52.8 million for 2022 and 2021, respectively, under this intercompany administrative services agreement.

Acquisition costs
Costs directly related to the acquisition of insurance premiums, such as commissions and premium tax, are charged to operations as incurred. Under GAAP, certain acquisition costs would be capitalized and amortized over the policy period or expected life of the contract.

Reinsurance
Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded or assumed are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory statements of operations. Under GAAP, ceded unearned premium and ceded loss and loss adjustment expense reserves would be classified as assets instead of as a reduction of the related liability.

Federal income tax
The Company is included in the consolidated federal income tax return of SMHC. The method of allocation between the companies is subject to a written income tax allocation agreement approved by the board of directors. Allocation is based upon separate return calculations with current credit for net losses. Federal income tax is based on taxable income currently payable.

In accordance with guidance specified in the NAIC's *AP&P Manual*, the Company utilizes a balance sheet approach of accounting for federal income taxes. Under this method deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. GAAP accounting requires these changes to be recorded through the income statement. The admissibility of net deferred tax assets recorded is subject to various limitations set forth in the NAIC's *AP&P Manual*. GAAP accounting does not include these limitations but includes recoverability testing.

Use of estimates
The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Company's investments are primarily comprised of bonds. The evaluation of investments for other-than-temporary-impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments, or in the net present value of expected cash flows for loan-backed and structured securities, should be recognized in current year earnings. The risks and uncertainties include changes in general economic conditions, the issuers' financial condition and future prospects, the effects of change in interest rates or current spreads, and the expected recovery period. The Company regularly invests in mortgage and asset-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates may adversely affect the timing and amount of cash flows on such securities. In addition, the amortization of market premium and accretion of market discount for mortgage and asset-backed securities is based on historical experience and estimates of future payment speeds on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

Comparability
The discussion above highlights the significant differences between statutory accounting practices followed by the Company and GAAP. The aggregate effect of the foregoing variances from GAAP has not been determined but is presumed to be material.

11

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

New accounting pronouncements
Statement of Statutory Accounting Principles (SSAP) No. 5R, *Conceptual Framework – Updates*, became effective August 10, 2022. The updates summarize the two new Financial Accounting Standards Board chapters of its conceptual framework and reviews their potential impact on statutory accounting. These updates did not have a financial statement impact.

SSAP No. 43R, *Loan-Backed and Structured Securities*, was revised effective April 4, 2022. The revisions reflect updated guidance adopted by the Valuation of Securities Task Force to the *Purposes and Procedures Manual of the NAIC Investment Analysis Office* for residential and commercial mortgage-backed securities. This guidance did not have a financial statement impact.

SSAP No. 43R, *Loan-Backed and Structured Securities*, was revised effective May 24, 2022, adopting INT 22-01 to clarify that investments in the Freddie Mac "When Issued K-Deal" Program are in scope of SSAP No. 43R from the date of initial acquisition. This adoption has no financial statement impact as the Company does not hold these types of investments.

12

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments

Bonds

The carrying value, gross unrealized gains and losses, and estimated fair value of bonds as of December 31, 2022 and 2021, are as follows:

December 31, 2022	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
(Thousands)				
U.S. government and government agencies	$ 54,072	$ 325	$ 2,353	$ 52,044
States, territories, and possessions	19,667	-	3,388	16,279
Political subdivisions of states, territories, and possessions	82,003	1,193	3,168	80,028
Special revenue and special assessment	377,184	6,695	38,208	345,671
Industrial and miscellaneous	2,057,348	39,741	158,979	1,938,110
Total	$ 2,590,274	$ 47,954	$ 206,096	$ 2,432,132

December 31, 2021	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
(Thousands)				
U.S. government and government agencies	$ 80,869	$ 8,264	$ -	$ 89,133
States, territories, and possessions	28,222	1,905	-	30,127
Political subdivisions of states, territories, and possessions	105,098	14,647	116	119,629
Special revenue and special assessment	390,349	48,267	433	438,183
Industrial and miscellaneous	2,031,272	345,264	2,677	2,373,859
Total	$ 2,635,810	$ 418,347	$ 3,226	$ 3,050,931

Included within the above tables are $120.1 million and $134.3 million of loan-backed and structured securities as of December 31, 2022 and 2021, respectively. Of this total, $81.8 million at December 31, 2022 and $91.8 million at December 31, 2021, were issued through or guaranteed by various U.S. government and government agencies. There were $21.5 million and $24.6 million of securities with government guarantees reflected within the U.S. government line above at December 31, 2022 and 2021, respectively. The remainder of the securities are reflected in the industrial and miscellaneous lines.

13

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

The carrying value and estimated fair value of bonds and cash equivalents at December 31, 2022, by contractual maturity, are shown as follows. Actual maturities may differ from contractual maturities because certain issuers have the right to call or prepay obligations with or without call or prepayment penalties. As most loan-backed and structured securities provide for periodic payments throughout their lives, they are listed separately.

December 31, 2022	Carrying value	Estimated fair value
(Thousands)		
Due in one year or less	$ 79,458	$ 79,697
Due after one year through five years	393,634	394,689
Due after five years through ten years	599,824	586,296
Due after ten years	1,422,337	1,278,276
Subtotal	2,495,253	2,338,958
Loan-backed and structured securities	120,128	118,281
Total	$ 2,615,381	$ 2,457,239

The Company occasionally sells, redeems, or otherwise disposes of securities as a result of a callable or tender offer feature (including make-whole call provisions). These liquidations may provide for a prepayment penalty or acceleration fee, which is reported as investment income when received. During 2022 and 2021, respectively, there were disposals of called securities reflecting 19 and 20 unique CUSIP numbers (the CUSIP number is assigned by the Committee on Uniform Securities Identification Procedures to uniquely identify the company or issuer and type of security). The aggregate amount of investment income generated from prepayment penalties and/or acceleration fees was $2.7 million and $5.5 million for the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022, the Company held securities that were self-assigned a 5GI designation, indicating the securities meet the qualifications of a 5GI designation but have not been certified by the Securities Valuation Office (SVO). The Company had two 5GI securities with a total book adjusted carrying value of $4.4 million and a total fair value of $5.1 million as of December 31, 2022. The Company had two 5GI securities with a total book adjusted carrying value of $4.7 million and a total fair value of $5.9 million as of December 31, 2021.

There are no securities purchased prior to January 1, 1994, where historical cash flows are not available. Prepayment assumptions for single-class and multi-class mortgage and asset-backed securities were obtained from data pricing services. The Company uses data pricing services, broker quotes and the Capital Markets & Investment Analysis Office of the NAIC to determine fair value. The Company has no negative yield situations requiring a change from the retrospective to prospective methodology.

As of December 31, 2022 and 2021, investments carried at $2.9 million and $2.8 million, respectively, were on deposit with various governmental agencies as required by law. This represents 0.03 percent of the Company's total assets and total admitted assets as of December 31, 2022 and 2021.

14

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Gross gains and losses realized from the disposition of bonds, which are reflected in the accompanying statutory financial statements, are as follows:

Years ended December 31 (Thousands)	2022	2021
Bond sales:		
Proceeds	$ 142,252	$ 16,621
Gross gains	2,890	13
Gross losses	999	125
Other bond dispositions:		
Proceeds	$ 124,712	$ 196,367
Gross gains	376	1,155
Gross losses	1,575	1,723

The Company had no realized net losses in 2022 and 2021, related to other-than-temporary-impairments.

Cash equivalents
The Company's interest in Sentry Liquid Asset Partnership (SLAP) was $25.1 million at December 31, 2022 in which $25.1 million was related to cash equivalents. The Company's interest in SLAP was $28.1 million at December 31, 2021 in which $28.1 million was related to cash equivalents.

Investment income
Sources of net investment income for 2022 and 2021 are as follows:

Years ended December 31 (Thousands)	2022	2021
Dividend received from subsidiary	$ 250	$ 450
Interest:		
Bonds	128,171	135,324
Cash equivalents	551	15
Other interest	611	645
Amortization of IMR	1,220	1,230
Gross investment income	130,803	137,664
Investment expense	1,124	1,220
Net investment income	$ 129,679	$ 136,444

15

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Years ended December 31 (Thousands)	2022 Realized gains	2022 Realized losses	2022 Net realized gains (losses)	2021 Realized gains	2021 Realized losses	2021 Net realized gains (losses)
Bonds	$ 3,266	$ 2,574	$ 692	$ 1,168	$ 1,848	$ (680)
Common Stocks			-	21	-	21
IMR gains (losses)			(566)			670
Less: taxes on realized gains (losses)			(776)			(916)
Net realized gains (losses), net of tax			$ (649)			$ (904)

Impairment analysis
The following tables show the fair value and unrealized losses for all bonds as of December 31, 2022 and 2021, respectively. The data is aggregated by investment category and length of time that individual securities have been in a continuous position where carrying value exceeds fair value:

December 31, 2022 (Thousands)	Less than 12 months Fair value	Less than 12 months Unrealized losses	12 months or more Fair value	12 months or more Unrealized losses	Total Fair value	Total Unrealized Losses
U.S. government and government agencies	$ 28,766	$ 2,353	$ -	$ -	$ 28,766	$ 2,353
States, territories, and possessions	16,279	3,388	-	-	16,279	3,388
Political subdivisions of states, territories, and possessions	21,862	2,388	2,530	780	24,392	3,168
Special revenue and special assessment	215,137	34,405	15,932	3,803	231,069	38,208
Industrial and miscellaneous	1,211,240	134,696	96,836	24,283	1,308,076	158,979
Total	$ 1,493,284	$ 177,230	$ 115,298	$ 28,866	$ 1,608,582	$ 206,096

December 31, 2021 (Thousands)	Less than 12 months Fair value	Less than 12 months Unrealized losses	12 months or more Fair value	12 months or more Unrealized losses	Total Fair value	Total Unrealized losses
U.S. government and government agencies	$ -	$ -	$ -	$ -	$ -	$ -
States, territories, and possessions	-	-	-	-	-	-
Political subdivisions of states, territories, and possessions	3,196	116	-	-	3,196	116
Special revenue and special assessment	17,924	367	9,647	66	27,571	433
Industrial and miscellaneous	82,950	1,612	13,476	1,065	96,426	2,677
Total	$ 104,070	$ 2,095	$ 23,123	$ 1,131	$ 127,193	$ 3,226

16

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

The following table shows the fair value and unrealized losses for loan-backed securities as of December 31, 2022. The data is aggregated by investment category and length of time that individual securities have been in a continuous position where cost or amortized cost exceeds fair value:

December 31, 2022	Less than 12 months		12 months or more		Total	
(Thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. government and government agencies	$ 20,105	$ 1,197	$ -	$ -	$ 20,105	$ 1,197
Special revenue - MBS/ABS (a)	34,597	2,916	-	-	34,597	2,916
Industrial and miscellaneous	15,489	1,330	-	-	15,489	1,330
Total	$ 70,191	$ 5,443	$ -	$ -	$ 70,191	$ 5,443

(a) Mortgage-backed securities (MBS) and asset-backed securities (ABS).

There were no unrealized losses for loan-backed securities as of December 31, 2021.

The majority of unrealized losses of the Company's investments were caused by bonds being purchased in a lower interest rate environment relative to the interest rate environment at December 31, 2022. Because the Company has the ability and intent to hold these investments until maturity, the Company does not consider investments with such losses to be other-than-temporarily-impaired at December 31, 2022. There were no loan-backed securities held at December 31, 2022 or 2021, which were previously other-than-temporarily-impaired.

The Company's evaluation of other-than-temporary-impairment of a particular security includes management making assumptions and estimates about the future earnings potential and operations of the issuer. Management considers such factors when evaluating whether a decline in fair value is other-than-temporary: (1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest; (3) the duration and extent to which the fair value has been less than amortized cost for bonds; (4) the financial condition of the issuer along with future prospects, including relevant industry conditions and trends and rating agency implications; and (5) the specific reasons that a security is in a significant unrealized loss position, including market conditions, which could affect access to liquidity.

Total unrealized losses on all bonds that were in a continuous unrealized loss position for twelve months or more are comprised of 49 and nine individual bonds at December 31, 2022 and 2021, respectively. Total unrealized losses on all bonds that were in a continuous unrealized loss position for less than twelve months are comprised of 458 and 44 individual bonds at December 31, 2022 and 2021, respectively.

17

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments

Statutory accounting principles define the fair value of a financial instrument as the amount at which that instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Certain financial instruments and all nonfinancial instruments are excluded from statutory fair value disclosure requirements. Financial instruments that are exempt include life policy benefits with mortality or morbidity risk. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

For cash and cash equivalents and accrued investment income, the carrying amount approximates fair value. Policy loans are an integral part of the underlying insurance contract and have no stated maturity dates; therefore, no reasonable estimate of fair value can be made. Interest rates for policy loans range from 5 to 8 percent.

For bonds, the estimated fair value is generally based on quotes provided by data pricing services, brokers, and the Capital Markets & Investment Analysis Office of the NAIC. The fair value of assets held in separate accounts and the related liabilities are based on underlying market prices.

The estimated fair values of the Company's financial instruments are as follows:

December 31	2022		2021	
(Thousands)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Financial assets:				
Bonds	$ 2,590,274	$ 2,432,132	$ 2,635,810	$ 3,050,931
Cash equivalents	25,107	25,107	28,139	28,139
Assets held in separate accounts	5,893,227	5,893,227	7,124,178	7,124,178
Liabilities:				
Liabilities held in separate accounts	5,892,399	5,892,399	7,123,249	7,123,249

Included in various investment-related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds, when carried at the lower of cost or fair value.

The fair value of an asset or liability is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses a market approach and maximizes the use of observable inputs and minimizes the use of unobservable inputs.

When quoted prices in active markets are not available, the Company uses the income approach to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.

For disclosure purposes, based on a hierarchy defined by SSAP No. 100, *Fair Value*, the Company categorizes its financial instruments into a hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives highest priority to quotes in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety. Transfers between levels are recognized at the end of the reporting period for which an underlying assumption significant to the fair value is determined.

18

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments (continued)

The Company categorizes financial assets and liabilities as follows:

Level 1 - Management's valuations are based on unadjusted quoted prices in active markets for identical, unrestricted assets. Since valuations are based on quoted prices that are readily available in an active market, valuation of these assets does not involve any meaningful degree of judgment. An active market is defined as a market where transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 financial assets and liabilities generally include U.S. government debt securities, where management's valuations are based on quoted market prices.

Level 2 - Management's valuations are based on quoted market prices where such markets are not deemed to be sufficiently active. In such circumstances, additional valuation metrics will be used which involve direct or indirect observable market inputs. Level 2 financial assets and liabilities generally include debt securities other than debt issued by the U.S. government. Independent pricing services constitute a significant input in management's determination of the fair value of these types of bonds. In developing such quotes, dealers will use the terms of the security and market-based inputs. Terms of the security include coupon, maturity date, and any special provision that may enable the investor to redeem the security prior to its maturity date. Market-based inputs include the level of interest rates applicable to comparable securities in the market and current credit ratings of the security. A small segment of Level 2 securities is priced internally using matrix pricing, broker quotes, and benchmark and spread analysis.

Level 3 - Management's valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Valuations under Level 3 generally involve a significant degree of judgment on the part of management.

The following tables present the fair value hierarchy levels for the Company's assets and liabilities:

December 31, 2022	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Bonds	$ -	$ 2,432,132	$ -	$ 2,432,132
Cash equivalents	25,107	-	-	25,107
Assets held in separate accounts	-	5,893,227	-	5,893,227
Total financial assets	$ 25,107	$ 8,325,359	$ -	$ 8,350,466
Liabilities:				
Liabilities held in separate accounts	$ -	$ 5,892,399	$ -	$ 5,892,399

December 31, 2021	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Bonds	$ -	$ 3,050,931	$ -	$ 3,050,931
Cash equivalents	28,139	-	-	28,139
Assets held in separate accounts	-	7,124,178	-	7,124,178
Total financial assets	$ 28,139	$ 10,175,109	$ -	$ 10,203,248
Liabilities:				
Liabilities held in separate accounts	$ -	$ 7,123,249	$ -	$ 7,123,249

19

Sentry Life Insurance Company notes to statutory financial statements

Note 5 Investment in subsidiary

Condensed financial information regarding SLONY is as follows:

At or for years ended December 31 (Thousands)	2022	2021
Total cash and investments	$ 39,432	$ 42,705
Total admitted assets	124,147	168,079
Policy reserves and benefits	28,433	32,368
Total liabilities	113,772	158,030
Total capital stock and surplus	10,375	10,049
Premium and annuity considerations	10,760	16,362
Net investment income	1,622	1,726
Total benefits and expenses	12,494	18,249
Net income	618	495

20

Sentry Life Insurance Company notes to statutory financial statements

Note 6 Premium and annuity considerations deferred and uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policy owners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the statutory balance sheets.

The components of deferred and uncollected premiums are as follows:

December 31, 2022		Gross		Loading		Net of loading
(Thousands)						
Ordinary new business	$	305	$	13	$	292
Ordinary renewal		6,877		107		6,770
Group life		1		-		1
Total	$	7,183	$	120	$	7,063

December 31, 2021		Gross		Loading		Net of loading
(Thousands)						
Ordinary new business	$	268	$	11	$	257
Ordinary renewal		6,816		110		6,706
Group life		1		-		1
Total	$	7,085	$	121	$	6,964

21

Sentry Life Insurance Company notes to statutory financial statements

Note 7 Separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for employee benefit plans, variable annuities, and variable universal life product lines.

All separate account assets are considered legally insulated from the general account except for the Company's interest in the separate accounts (seed money). The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general accounts. All separate account assets are registered with the U.S. Securities and Exchange Commission (SEC). As of December 31, 2022, and 2021, the Company's separate account statements included legally insulated assets of $5.9 billion and $7.1 billion, respectively. The Company's seed money was $828 thousand and $928 thousand, as of December 31, 2022 and 2021, respectively.

Activity and liabilities (primarily reserves) in separate accounts are as follows:

Years ended December 31 (Thousands)	2022	2021
Premiums, considerations, or deposits	$ 2,427,895	$ 2,256,540
Liabilities:		
Reserves carried at fair value	$ 5,889,266	$ 7,119,771
Non-policy liabilities	3,133	3,478
Total liabilities	$ 5,892,399	$ 7,123,249
Liabilities by withdrawal characteristics:		
Subject to discretionary withdrawal:		
With market value adjustment	$ -	$ -
At book value without market value adjustment and with current surrender charge of 5% or more	-	-
At fair value	5,889,266	7,119,771
At book value without market value adjustment and with current surrender charge less than 5%	-	-
Total reserves subject to discretionary withdrawal	5,889,266	7,119,771
Non-policy liabilities	3,133	3,478
Total liabilities	$ 5,892,399	$ 7,123,249
Reserves for asset default risk in lieu of AVR	$ -	$ -

Insurance claims and policyholders' benefits as reported in the statutory statements of operations include amounts transferred to (from) separate accounts. These transfers reported in the separate accounts statements are as follows:

Years ended December 31 (Thousands)	2022	2021
Transfers to separate accounts	$ 2,427,895	$ 2,256,540
Transfers from separate accounts	(2,350,328)	(2,191,099)
Net transfers as reported in the separate accounts statements	77,567	65,441
Other	136	(21)
Net transfers as reported in the statements of operations	$ 77,703	$ 65,420

22

Sentry Life Insurance Company notes to statutory financial statements

Note 8 Reserves for life contracts and deposit-type contracts

The Company waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium for coverage beyond the end of the policy month of death. Surrender values are not promised in excess of legally computed reserves.

For insurance on substandard lives, the gross premium of the true age and an extra premium to provide for the additional risk are charged. For universal life policies, the reserve equals the unearned extra premium. For other policies, the reserve equals 3/4 of the sum of the reserve reported at the end of the previous year and the extra annual premium in force at the end of the current year.

As of December 31, 2022, and 2021, the Company has $1.7 billion of insurance in force for which the gross premiums are less than the net premiums according to the valuation standard set by the State of Wisconsin.

The tabular interest is determined by formula as described in the instructions to the NAIC's annual statement except for universal life plans and the retirement deposit accounts where basic policy data is used. Tabular reserves less actual reserves released and tabular cost are determined by formula as described in the instructions.

Tabular interest on funds not involving life contingencies is determined by using actual interest earned during the year.

23

Sentry Life Insurance Company notes to statutory financial statements

Note 9 Liability for accident and health benefits

Activity in the liability for accident and health benefits and claims adjustment expenses is summarized as follows:

Years ended December 31	2022	2021
(Thousands)		
Net reserves for benefits and claims adjustment expenses at beginning of year	$ 3,618	$ 4,283
Provision for benefits and claims adjustment expenses incurred:		
Current year	-	-
Prior years	49	79
Total incurred benefits and claims adjustment expenses	49	79
Payments for benefits and claims adjustment expenses incurred:		
Current year	-	-
Prior years	530	744
Total paid benefits and claims adjustment expenses	530	744
Net reserves for benefits and claims adjustment expenses at end of year	3,137	3,618
Active life reserve	16	18
Reserves for benefits and claims adjustment expenses at end of year	$ 3,153	$ 3,636

The prior year reserve development is primarily attributable to the experience under the group long-term disability contract issued to SIC. No significant trends or unanticipated events were noted in the years presented.

24

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities

The withdrawal characteristics of all annuity reserves and deposit liabilities at December 31, 2022 and 2021 are as follows:

Individual annuities December 31, 2022	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	712	-	712	0.80%
At fair value	-	22,805	22,805	25.61%
Total with adjustment or at market value	712	22,805	23,517	26.41%
At book value without adjustment (minimal or no charge or adjustment)	60,879	-	60,879	68.37%
Total subject to discretionary withdrawal	61,591	22,805	84,396	94.78%
Not subject to discretionary withdrawal	4,651	-	4,651	5.22%
Total (gross)	66,242	22,805	89,047	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 66,242	$ 22,805	$ 89,047	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2021	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	52	-	52	0.05%
At fair value	-	30,536	30,536	32.29%
Total with adjustment or at market value	52	30,536	30,588	32.34%
At book value without adjustment (minimal or no charge or adjustment)	58,472	-	58,472	61.84%
Total subject to discretionary withdrawal	58,524	30,536	89,060	94.18%
Not subject to discretionary withdrawal	5,499	-	5,499	5.82%
Total (gross)	64,023	30,536	94,559	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 64,023	$ 30,536	$ 94,559	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ 1	$ -	$ 1	

25

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Group annuities

December 31, 2022	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 1,917,054	$ -	$ 1,917,054	24.53%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	5,860,032	5,860,032	74.97%
Total with adjustment or at market value	1,917,054	5,860,032	7,777,086	99.50%
At book value without adjustment (minimal or no charge or adjustment)	5,489	-	5,489	0.07%
Total subject to discretionary withdrawal	1,922,543	5,860,032	7,782,575	99.57%
Not subject to discretionary withdrawal	33,566	-	33,566	0.43%
Total (gross)	1,956,109	5,860,032	7,816,141	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 1,956,109	$ 5,860,032	$ 7,816,141	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2021	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 1,985,129	$ -	$ 1,985,129	21.80%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	7,081,076	7,081,076	77.75%
Total with adjustment or at market value	1,985,129	7,081,076	9,066,205	99.55%
At book value without adjustment (minimal or no charge or adjustment)	5,766	-	5,766	0.06%
Total subject to discretionary withdrawal	1,990,895	7,081,076	9,071,971	99.61%
Not subject to discretionary withdrawal	35,735	-	35,735	0.39%
Total (gross)	2,026,630	7,081,076	9,107,706	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,026,630	$ 7,081,076	$ 9,107,706	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

At December 31, 2022, there are additional reserves of $4.20 million in life contingencies. At December 31, 2021, there were additional reserves of $1.95 million in life contingencies.

26

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Deposit-type contracts (no life contingencies) December 31, 2022		General account		Separate account nonguaranteed		Total	% of total
(Thousands)							
Subject to discretionary withdrawal:							
With market value adjustment	$	-	$	-	$	-	-
At book value less current surrender charge of 5% or more		-		-		-	-
At fair value		-		-		-	-
Total with adjustment or at market value		-		-		-	-
At book value without adjustment (minimal or no charge or adjustment)		-		-		-	-
Total subject to discretionary withdrawal		-		-		-	-
Not subject to discretionary withdrawal		2,150		-		2,150	100.00%
Total (gross)		2,150		-		2,150	100.00%
Reinsurance ceded		-		-		-	
Total (net)	$	2,150	$	-	$	2,150	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$	-	$	-	$	-	

December 31, 2021		General account		Separate account nonguaranteed		Total	% of total
(Thousands)							
Subject to discretionary withdrawal:							
With market value adjustment	$	-	$	-	$	-	-
At book value less current surrender charge of 5% or more		-		-		-	-
At fair value		-		-		-	-
Total with adjustment or at market value		-		-		-	-
At book value without adjustment (minimal or no charge or adjustment)		-		-		-	-
Total subject to discretionary withdrawal		-		-		-	-
Not subject to discretionary withdrawal		2,355		-		2,355	100.00%
Total (gross)		2,355		-		2,355	100.00%
Reinsurance ceded		-		-		-	
Total (net)	$	2,355	$	-	$	2,355	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$	-	$	-	$	-	

27

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

The below table reconciles the withdrawal characteristics of all annuity reserves and deposit liabilities to specific Annual Statement schedules as of December 31, 2022.

Life & Accident & Health Annual Statement	Balance sheet caption		
Exhibit 5, annuities section, total (net)	Future policy benefits: annuity	$	2,022,234
Exhibit 5, supplementary contracts with life contingencies section, total (net)	Future policy benefits: annuity		117
Exhibit 7, deposit-type contracts, line 14, column 1	Accounts payable and other liabilities		2,150
Subtotal, per note 10			2,024,501
Exhibit 5, miscellaneous reserves, annuity portion of accrued contingent interest			30
Subtotal, per balance sheet			2,024,531
Separate accounts annual statement	Balance sheet caption		
Exhibit 3, line 0299999, column 2	Separate account liabilities		5,882,837
Subtotal			5,882,837
Combined total		$	7,907,368

28

Sentry Life Insurance Company notes to statutory financial statements

Note 11 Withdrawal characteristics of life actuarial reserves

The withdrawal characteristics of life actuarial reserves at December 31, 2022 and 2021 are as follows:

December 31, 2022 (Thousands)	General account			Separate account - nonguaranteed		
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 1,193	$ 1,196	$ 1,517	$ -	$ -	$ -
Universal life	66,840	68,219	69,773	-	-	-
Other permanent cash value life insurance	88,054	88,054	111,015	-	-	-
Variable universal life	-	-	8	6,734	6,735	6,430
Not subject to discretionary withdrawal or no cash values						
Term polices with cash value	XXX	XXX	51,717	XXX	XXX	-
Accidental death benefits	XXX	XXX	38	XXX	XXX	-
Disability – active lives	XXX	XXX	198	XXX	XXX	-
Disability – disabled lives	XXX	XXX	4,406	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	22,969	XXX	XXX	-
Total (gross)	156,087	157,469	261,641	6,734	6,735	6,430
Reinsurance ceded	-	-	39,214	-	-	-
Total (net)	$ 156,087	$ 157,469	$ 222,427	$ 6,734	$ 6,735	$ 6,430

December 31, 2021 (Thousands)	General account			Separate account - nonguaranteed		
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 981	$ 1,110	$ 1,479	$ -	$ -	$ -
Universal life	70,117	71,571	73,010	-	-	-
Other permanent cash value life insurance	85,447	85,442	107,773	-	-	-
Variable universal life	-	-	8	8,396	8,396	8,159
Not subject to discretionary withdrawal or no cash values						
Term polices with cash value	XXX	XXX	50,912	XXX	XXX	-
Accidental death benefits	XXX	XXX	40	XXX	XXX	-
Disability – active lives	XXX	XXX	195	XXX	XXX	-
Disability – disabled lives	XXX	XXX	4,647	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	23,438	XXX	XXX	-
Total (gross)	156,545	158,123	261,502	8,396	8,396	8,159
Reinsurance ceded	-	-	38,231	-	-	-
Total (net)	$ 156,545	$ 158,123	$ 223,271	$ 8,396	$ 8,396	$ 8,159

29

Sentry Life Insurance Company notes to statutory financial statements

Note 11 Withdrawal characteristics of life actuarial reserves (continued)

The below table reconciles the life actuarial reserves to specific schedules within the Annual Statement as of December 31, 2022.

Life & Accident & Health Annual Statement	Balance sheet caption		
Exhibit 5, life insurance section, total (net)	Future policy benefits: life	$	206,652
Exhibit 5, disability - active lives section, total (net)	Future policy benefits: life		196
Exhibit 5, disability - disabled lives section, total (net)	Future policy benefits: life		4,141
Exhibit 5, miscellaneous reserves section, total (net), less annuity portion of accrued contingent interest	Future policy benefits: life		11,438
Subtotal			222,427
Separate accounts annual statement	Balance sheet caption		
Exhibit 3, line 0199999, column 2	Separate account liabilities		6,430
Subtotal			6,430
Combined total		$	228,857

30

Sentry Life Insurance Company notes to statutory financial statements

Note 12 Reinsurance

Assumed life in force amounted to approximately 0.1 percent of total in force (before ceded reinsurance) at December 31, 2022 and 2021.

The Company has entered into reinsurance ceded contracts to limit the net loss potential arising from large risks. The Company also purchased excess of loss coverage from SIC to limit the net loss potential arising from a catastrophe. Life benefits in excess of retention levels are ceded to reinsurers based on product type and activation date of the policy. Group health liabilities, except for liabilities related to SIC's employee benefit plans, are ceded to SIC.

The Company cedes insurance to other insurers under various contracts, which cover individual risks or entire classes of business. Although the ceding of insurance does not discharge the Company from its primary liability to policyholders in the event any reinsurer might be unable to meet the obligations assumed under the reinsurance agreements, it is the practice of insurers to reduce their balances for amounts ceded. The amounts included in the accompanying statutory financial statements for reinsurance were as follows:

December 31, 2022	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 76	$ 232	$ 9	$ 8,243
Benefits	301	3,858	-	2,659
Commissions	-	228	-	1,770
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	6	-	55	39,214
Accident and health	$ -	$ 24,301	$ -	$ -

December 31, 2021	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 81	$ 264	$ 8	$ 7,872
Benefits	49	4,157	-	11,504
Commissions	-	272	-	1,611
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	7	-	48	38,231
Accident and health	$ -	$ 26,146	$ -	$ -

The Company did not include the supplemental reinsurance disclosures required by paragraphs 78 through 84 of SSAP No. 61R, *Life Deposit-Type and Accident and Health Reinsurance* as it does not have any reinsurance contracts which limit the reinsurer's assumption of significant risks.

31

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax

The provision for current federal income tax incurred as reported in the statutory financial statements is as follows:

Years ended December 31		2022		2021
(Thousands)				
Federal income tax expense (credit) on operations	$	(675)	$	3,639
Federal income tax on net capital gains and losses		776		916
Current federal income tax expense (credit) incurred	$	101	$	4,555

Current federal income tax expense (credit) incurred is based upon a consolidated income tax provision for SMHC and its subsidiaries. The provision for current federal income tax is different from that which would be obtained by applying the statutory federal income tax rate to pretax book income, which includes operations and realized gains and losses. The significant items causing this difference are as follows:

Year ended December 31		2022	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	8,284	21.0 %
Dividends received deduction		(3,308)	(8.4)%
Net impact of prior year provision to return difference		496	1.3 %
Reserve Tax Contingency		(4,900)	(12.4)%
IMR and other		(177)	(0.4)%
Total income tax expense	$	395	1.0 %

Reconciliation of total income tax expense:

Year ended December 31		2022	Effective rate
(Thousands)			
Current federal income tax expense	$	101	0.3 %
Change in net deferred income tax		294	0.7 %
Total income tax expense	$	395	1.0 %

Year ended December 31		2021	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	9,006	21.0 %
Dividends received deduction		(3,770)	(8.8)%
Net impact of prior year provision to return difference		104	0.2 %
IMR and other		(60)	(0.1)%
Total income tax expense	$	5,280	12.3 %

Reconciliation of total income tax expense:

Year ended December 31		2021	Effective rate
(Thousands)			
Current federal income tax credit	$	4,555	10.6 %
Change in net deferred income tax		725	1.7 %
Total income tax expense	$	5,280	12.3 %

32

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company records federal deferred income tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement basis of assets and liabilities.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets (DTA) and deferred tax liabilities (DTL) are as follows:

December 31	2022	2021	Change
(Thousands)			
Deferred tax asset			
Ordinary deferred tax assets			
Policy reserves	$ 6,841	$ 6,465	$ 376
Deferred acquisition costs	1,456	1,389	67
Total ordinary deferred tax assets	8,297	7,854	443
Nonadmitted ordinary deferred tax assets	(2,036)	(1,801)	(235)
Admitted ordinary deferred tax assets	6,261	6,053	208
Capital deferred tax assets			
Investments	3,350	3,888	(538)
Total capital deferred tax assets	3,350	3,888	(538)
Nonadmitted capital deferred tax assets	-	-	-
Admitted capital deferred tax assets	3,350	3,888	(538)
Total admitted deferred tax assets	9,611	9,941	(330)
Deferred tax liabilities			
Ordinary deferred tax liabilities			
Investments	4,585	4,363	222
Other	180	150	30
Total ordinary deferred tax liabilities	4,765	4,513	252
Capital deferred tax liabilities			
Other	71	94	(23)
Total capital deferred tax liabilities	71	94	(23)
Total deferred tax liabilities	4,836	4,607	229
Net admitted deferred tax assets	4,775	5,334	(559)

Statutory accounting requires the reduction of deferred tax assets by a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Based on management's assessment, it is more likely than not that all gross deferred tax assets will be realized.

33

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The net deferred tax assets and deferred tax liabilities are comprised of the following components:

December 31	2022			2021			Change		
(Thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Total gross deferred tax assets	$ 8,297	$ 3,350	$11,647	$ 7,854	$ 3,888	$ 11,742	$ 443	$ (538)	$ (95)
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	8,297	3,350	11,647	7,854	3,888	11,742	443	(538)	(95)
Deferred tax assets nonadmitted	(2,036)	-	(2,036)	(1,801)	-	(1,801)	(235)	-	(235)
Subtotal - net admitted deferred tax asset	6,261	3,350	9,611	6,053	3,888	9,941	208	(538)	(330)
Deferred tax liabilities	4,765	71	4,836	4,513	94	4,607	252	(23)	229
Net admitted deferred tax assets (net deferred tax liability)	$ 1,496	$ 3,279	$ 4,775	$ 1,540	$ 3,794	$ 5,334	$ (44)	$ (515)	$ (559)

34

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The following table presents the amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP No. 101, *Income Taxes* is as follows:

December 31	2022			2021			Change		
(Thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ 1,697	$ 1,697	$ -	$ 1,400	$ 1,400	$ -	$ 297	$ 297
Adjusted gross deferred tax assets expected to be realized (excluding federal income taxes recoverable above) after application of threshold limitation	1,425	1,653	3,078	1,446	2,488	3,934	(21)	(835)	(856)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,425	1,653	3,078	1,446	2,488	3,934	(21)	(835)	(856)
Adjusted gross deferred tax assets allowed per limitation threshold	-	-	53,447	-	-	51,735	-	-	1,712
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	4,836	-	4,836	4,607	-	4,607	229	-	229
Deferred tax assets admitted as a result of application of SSAP No. 101	$ 6,261	$ 3,350	$ 9,611	$ 6,053	$ 3,888	$ 9,941	$ 208	$ (538)	$ (330)

December 31	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	1,292%	1,138%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$356.3 million	$344.9 million

35

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company has determined that the impact of tax planning strategies on the adjusted gross and net admitted DTAs is as follows:

	2022			2021			Change		
December 31	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross deferred tax assets (percent of total adjusted gross deferred tax assets)	- %	100%	22%	-%	100%	33%	- %	- %	(11) %
Net admitted adjusted gross deferred tax assets (percent of total net admitted adjusted gross deferred tax assets)	- %	100%	26%	-%	100%	39%	- %	- %	(13) %

The Company's tax planning strategies do not include the use of reinsurance.

The change in net deferred income taxes is comprised of the following:

December 31	2022	2021	Change
(Thousands)			
Gross deferred tax assets	$ 11,647	$ 11,742	$ (95)
Gross deferred tax liabilities	(4,836)	(4,607)	(229)
Net deferred tax asset	$ 6,811	$ 7,135	(324)
Tax effect of surplus items:			
Other			30
Change in net deferred income tax			$ (294)

The amount of federal income taxes incurred that are available for recoupment, by tax character, in the event of future net losses are:

(Thousands)	2022	2021	2020
Capital	$ 776	$ 916	$ -
Ordinary	-	-	-
Total	$ 776	$ 916	$ -

As of December 31, 2022, the Company has no net operating loss carryforwards, no capital loss carryforwards, and no alternative minimum tax credit. Under Federal Internal Revenue Code ordinary losses cannot be carried back for life companies while capital losses for life companies can be carried back three years. Additionally, the Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Service Code for years ended December 31, 2022 or 2021. The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase.

The Inflation Reduction Act, which created a new corporate alternative minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023, was enacted on August 16, 2022. Based upon projected adjusted financial statement income for 2023, the reporting entity has determined that average adjusted financial statement income is below the thresholds for the 2023 tax year such that it does not expect to be required to perform the CAMT calculations, nor be liable for any CAMT.

36

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company is not under current examination with the Internal Revenue Service. The statute of limitations for tax years from 2019 and forward remain open. In the opinion of management, settlement of tax assessments related to open years is not expected to have a material adverse impact on the Company's policyholders' surplus.

The following entities participate in SMHC's consolidated federal income tax return allocation agreement and the filing of a consolidated federal income tax return:

- Dairyland Insurance Company
- Dairyland National Insurance Company
- Middlesex Insurance Company
- Parker Centennial Assurance Company
- Patriot General Insurance Company
- Peak Property and Casualty Insurance Corporation
- Point Excess and Surplus Insurance Company
- Point Insurance Company
- Point Specialty Insurance Company
- Productivity Advantage, Inc.
- Sentry Aviation Services, Inc.
- Sentry Casualty Company
- Sentry Equity Services, Inc.
- Sentry Holdings, Inc.
- Sentry Insurance Company
- Sentry Insurance Holding Company, Inc.
- Sentry Life Insurance Company
- Sentry Life Insurance Company of New York
- Sentry Mutual Holding Company
- Sentry Select Insurance Company
- Viking Insurance Company of Wisconsin
- WAULECO, Inc.

The method of allocation between the Company and SMHC is subject to a written agreement approved by the board of directors. Allocation is based on separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly. A final settlement with the Company is made within 90 days after filing the federal income tax returns.

37

Sentry Life Insurance Company notes to statutory financial statements

Note 14 Other related party transactions

The Company has issued insurance policies and investment contracts to certain employee benefit plans for SIC. Premiums included in the accompanying statutory statements of operations (net of ceded premiums) are approximately $71.6 million and $69.3 million in 2022 and 2021, respectively.

SIC employee benefit plan liabilities held in both the general and separate accounts totaled $3.0 billion and $3.5 billion at December 31, 2022 and 2021, respectively.

Experience return reserves for group life and health plans issued to SIC totaled zero in 2022 and 2021.

The Company has provided coverage in the form of annuity contracts as structured settlements for SIC's workers' compensation claims. Reserves for future policy benefits at December 31, 2022 and 2021, included $27.7 million and $29.2 million, respectively, relating to these contracts.

Note 15 Dividend restrictions

Dividends to SIC may not be paid until 30 days have elapsed following a written report made to the OCI by the Company's board of directors that specifically authorizes the dividend payment. Approval by the OCI is not required, but the OCI may disapprove the dividend within the 30-day period. Dividends are limited to the lesser of 10 percent of surplus with regard to policyholders as of the preceding December 31 or the total net income of the insurer for the calendar year preceding the date of the dividend or distribution, minus realized capital gains for that calendar year. The Company distributed an ordinary dividend of $10.0 million on December 14, 2022 and December 16, 2021.

Note 16 Commitments and contingencies

In the normal course of business, there are various legal actions and proceedings pending against the Company. In the opinion of management, the ultimate resolution of these matters will not have a material adverse impact on the Company's statutory financial statements.

State guaranty funds can assess the Company for losses of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company believes that its ultimate cost for these assessments will not have a material adverse effect on the statutory financial statements.

Note 17 Subsequent events

The Company evaluated subsequent events through March 1, 2023, the date the accompanying statutory financial statements were available to be issued. No significant subsequent events were identified.

38

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule – Selected Financial Data

Year ended December 31, 2022

(In thousands)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:		
Government bonds	$	3,410
Bonds exempt from tax		441
Other bonds (unaffiliated)		124,320
Common stocks of affiliates		250
Premium notes, policy loans, and liens		611
Short-term investments		551
Amortization of IMR		1,220
Gross investment income	$	130,803
Bonds and stocks of parents, subsidiaries, and affiliates – book value:		
Common stocks	$	10,375
Bonds and cash equivalents by NAIC rating and maturity:		
By maturity – statement value:		
Due within 1 year or less	$	81,484
Over 1 year through 5 years		404,386
Over 5 years through 10 years		644,259
Over 10 years through 20 years		1,064,314
Over 20 years		420,938
Total by maturity	$	2,615,381
By NAIC rating – statement value:		
NAIC 1	$	1,871,765
NAIC 2		708,225
NAIC 3		29,518
NAIC 4		1,499
NAIC 5		4,374
NAIC 6		—
Total by NAIC rating	$	2,615,381
Total bonds and cash equivalents publicly traded	$	2,102,025
Total bonds and cash equivalents privately traded		513,356
Cash equivalents – book value		25,107
Cash on deposit		16
Life insurance in force:		
Ordinary	$	2,547
Group life		6

40

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule – Selected Financial Data

Year ended December 31, 2022

(In thousands)

Amount of accidental death insurance in force under ordinary policies	$	31,161
Life insurance policies and certificates with disability provisions in force:		
Ordinary policies	$	431,274
Group life certificates		7,128
Supplemental contracts in force:		
Ordinary – not involving life contingencies:		
Amount on deposit	$	1,472
Income payable		103
Ordinary – involving life contingencies:		
Income payable		21
Annuities:		
Ordinary:		
Immediate – amount of income payable	$	1,203
Deferred – fully paid account balance		4,253
Deferred – not fully paid account balance		79,243
Group:		
Immediate – amount of income payable		2,514
Deferred – fully paid account balance		10,856
Deferred – not fully paid account balance		7,777,086
Accident and health insurance – premiums in force:		
Ordinary	$	1
Group		190
Deposit funds and dividend accumulations:		
Dividend accumulations – account balance	$	326
Claim payments 2022:		
Group accident and health year ended December 31:		
2022	$	—
2021		—
2020		—
2019		—
2018		—
2017 and prior		525
Other accident and health:		
2022		—
2021		5
2020		—
2019		—
2018		—
2017 and prior		5

See accompanying independent auditors' report.

41

Schedule 2

Sentry Life Insurance Company

Supplemental Summary Investment Schedule

Year ended December 31, 2022

Investment Categories	Gross investment holdings		Admitted assets as reported in the annual statement			
	Amount	Percentage	Amount	Securities lending reinvested collateral amount	Total amount	Percentage
1. Long-term bonds:						
1.01 U.S. governments	$ 54,072,496	2.053%	$ 54,072,496	$ -	$ 54,072,496	2.053%
1.02 All other governments	-	-	-	-	-	-
1.03 U.S. states, territories and possessions, etc. guaranteed	19,667,496	0.747%	19,667,496	-	19,667,496	0.747%
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	82,003,098	3.113%	82,003,098	-	82,003,098	3.113%
1.05 U.S. special revenue and special assessment obligations, etc. nonguaranteed	377,183,596	14.318%	377,183,596	-	377,183,596	14.318%
1.06 Industrial and miscellaneous	2,057,347,241	78.095%	2,057,347,241	-	2,057,347,241	78.095%
1.07 Hybrid securities	-	-	-	-	-	-
1.08 Parent, subsidiaries and affiliates	-	-	-	-	-	-
1.09 SVO identified funds	-	-	-	-	-	-
1.10 Unaffiliated bank loans	-	-	-	-	-	-
1.11 Total long-term bonds	2,590,273,927	98.325%	2,590,273,927	-	2,590,273,927	98.325%
2. Preferred stocks:						
2.01 Industrial and miscellaneous (unaffiliated)	-	-	-	-	-	-
2.02 Parent, subsidiaries and affiliates	-	-	-	-	-	-
2.03 Total preferred stocks	-	-	-	-	-	-
3. Common stocks:						
3.01 Industrial and miscellaneous publicly traded (unafilliated)	-	-	-	-	-	-
3.02 Industrial and miscellaneous other (unaffiliated)	-	-	-	-	-	-
3.03 Parent, subsidiaries and affiliates publicly traded	-	-	-	-	-	-
3.04 Parent, subsidiaries and affiliates other	10,375,137	0.394%	10,375,137	-	10,375,137	0.394%
3.05 Mutual funds	-	-	-	-	-	-
3.06 Unit investment trusts	-	-	-	-	-	-
3.07 Closed-end funds	-	-	-	-	-	-
3.08 Total common stocks	10,375,137	0.394%	10,375,137	-	10,375,137	0.394%
4. Mortgage loans:						
4.01 Farm mortgages	-	-	-	-	-	-
4.02 Residential mortgages	-	-	-	-	-	-
4.03 Commercial mortgages	-	-	-	-	-	-
4.04 Mezzanine real estate loans	-	-	-	-	-	-
4.05 Total valuation allowance	-	-	-	-	-	-
4.06 Total mortgage loans	-	-	-	-	-	-
5. Real estate:						
5.01 Properties occupied by company	-	-	-	-	-	-
5.02 Properties held for production of income	-	-	-	-	-	-
5.03 Properties held for sale	-	-	-	-	-	-
5.04 Total real estate	-	-	-	-	-	-
6. Cash, cash equivalents and short-term investments:						
6.01 Cash	15,810	0.001%	15,810	-	15,810	0.001%
6.02 Cash equivalents	25,107,383	0.953%	25,107,383	-	25,107,383	0.953%
6.03 Short-term investments	-	-	-	-	-	-
6.04 Total cash, cash equivalents and short-term investments	25,123,193	0.954%	25,123,193	-	25,123,193	0.954%
7. Contract loans	8,626,363	0.327%	8,626,363	-	8,626,363	0.327%
8. Derivatives	-	-	-	-	-	-
9. Other invested assets	-	-	-	-	-	-
10. Receivables for securities	10,798	0.000%	10,798	-	10,798	0.000%
11. Securities lending	-	-	-	-	-	-
12. Other invested assets	-	-	-	-	-	-
13. Total invested assets	$ 2,634,409,418	100.000%	$ 2,634,409,418	$ -	$ 2,634,409,418	100.000%

See accompanying independent auditors' report.

42

Schedule 3

Sentry Life Insurance Company

Supplemental Investment Risks Interrogatories

Year ended December 31, 2022

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement. $ 2,684,394,050

2. Ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure		Amount	Percentage of Total Admitted Assets
2.01	PIEDMONT NATURAL GAS CO INC	Other Debt/Unaffiliated	$	31,357,746	1.2%
2.02	COMMONWEALTH EDISON CO	Other Debt/Unaffiliated	$	29,850,066	1.1%
2.03	PFIZER INC	Other Debt/Unaffiliated	$	28,163,973	1.0%
2.04	PG&E WILDFIRE RECOVERY	Other Debt/Unaffiliated	$	27,997,389	1.0%
2.05	NORTHERN STATES PWR CO	Other Debt/Unaffiliated	$	26,445,733	1.0%
2.06	SOUTH CAROLINA ELEC & GAS	Other Debt/Unaffiliated	$	26,091,926	1.0%
2.07	PACIFICORP INC	Other Debt/Unaffiliated	$	25,069,595	0.9%
2.08	NIAGARA MOHAWK	Other Debt/Unaffiliated	$	23,226,812	0.9%
2.09	OHIO EDISON CO	Other Debt/Unaffiliated	$	23,100,473	0.9%
2.10	ATHENE GLOBAL FUNDING	Other Debt/Unaffiliated	$	22,016,545	0.8%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds			
3.01	NAIC-1	$	1,846,656,975	68.8%
3.02	NAIC-2	$	708,225,299	26.4%
3.03	NAIC-3	$	29,518,217	1.1%
3.04	NAIC-4	$	1,499,299	0.1%
3.05	NAIC-5	$	4,374,136	0.2%
3.06	NAIC-6	$	-	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes
4.02	Total admitted assets held in foreign investments	$	54,694,544	2.0%
4.03	Foreign-currency-denominated investments	$	-	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$	-	0.0%

If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating: N/A

6. Largest foreign investment exposures by country, categorized by NAIC sovereign rating: N/A

7. Aggregate unhedged foreign currency exposure: N/A

8. Aggregate unhedged foreign currency exposure categorized by the country's NAIC sovereign rating: N/A

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign rating: N/A

10. Ten largest sovereign (i.e. non-governmental) foreign issues: N/A

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? If response to 11.01 is yes, detail not required for the remainder of Interrogatory 11.			No
11.02	Total admitted assets held in Canadian Investments	$	70,020,668	2.6%
11.03	Canadian-currency-denominated investments	$	-	0.0%
11.04	Canadian-denominated insurance liabilities	$	-	0.0%
11.05	Unhedged Canadian currency exposure	$	-	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?	N/A

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

43

Schedule 3

Sentry Life Insurance Company

Supplemental Investment Risks Interrogatories

Year ended December 31, 2022

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

13.01 Are assets held in equity interest less than 2.5% of the reporting entity's total admitted assets? Yes

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date: N/A

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported in less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

19. Report the amounts and percentages of potential exposure for Mezzanine real estate loans. N/A

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$	-	0.0%
20.02	Repurchase agreements	$	-	0.0%
20.03	Reverse repurchase agreements	$	-	0.0%
20.04	Dollar repurchase agreements	$	-	0.0%
20.05	Dollar reverse repurchase agreements	$	-	0.0%

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

21.01	Hedging	$	-	0.0%
21.02	Income generation	$	-	0.0%
21.03	Other	$	-	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

22.01	Hedging	$	-	0.0%
22.02	Income generation	$	-	0.0%
22.03	Replications	$	-	0.0%
22.04	Other	$	-	0.0%

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

23.01	Hedging	$	-	0.0%
23.02	Income generation	$	-	0.0%
23.03	Replications	$	-	0.0%
23.04	Other	$	-	0.0%

See accompanying independent auditors' report.

44